                                  MGI FUNDS(TM)

                                SUPPLEMENT TO THE
                                  PROSPECTUSES
                              DATED AUGUST 8, 2005

Effective December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen")  acquired from  Deutsche  Bank AG, the parent  company of Deutsche  Investment  Management
Americas  ("DIMA"),  certain  components  of its asset  management  business and related assets of Deutsche Asset Management (the  "Acquisition"),  including the assets  of the  Active  Fixed  Income  operations  based  in  Philadelphia  (the
"Philadelphia  AFI") of DIMA.  DIMA,  through  the  Philadelphia  AFI  portfolio management team, had provided  investment  advisory services to the MGI US Short
Maturity  Fixed Income Fund (the "Fixed Income Fund")  pursuant to a subadvisory agreement with Mercer Global Investments Inc. ("MGI" or the "Advisor").  As part of the Acquisition, the individuals who comprised the Philadelphia AFI portfolio management  team that  managed the Fixed Income Fund as employees of DIMA became employees of Aberdeen's  subsidiary,  Aberdeen Asset Management Inc. ("AAMI"), a
U.S. registered investment adviser.

As a consequence of the Acquisition,  effective  December 1, 2005,  Aberdeen has replaced DIMA as the subadvisor to the Fixed Income Fund. The individuals on the
Philadelphia AFI portfolio management team, formerly employees of DIMA, continue to provide  investment advice and services to the Fixed Income Fund as employees of AAMI. As a result of the  Acquisition,  the following two changes are made in the  prospectuses  of the Class S Shares (the "Class S  Prospectus")  and of the
Class Y-1,  Y-2,  and Y-3 Shares  (the "Class Y  Prospectus")  of MGI Funds (the
"Trust").

     1. The sections entitled "The Subadvisor" and "Securities  Selection" under
"MGI US Short  Maturity  Fixed  Income  Fund"  (at  pages  26-27 of the  Class S
Prospectus,  and at pages  27-28 of the Class Y  Prospectus)  are  deleted,  and replaced with the following:

The Subadvisor

Aberdeen  Asset  Management  Inc.  ("AAMI"),  located  at  1735  Market  Street,
Philadelphia,  Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a U.S. based, direct,  wholly-owned  subsidiary of Aberdeen Asset Management PLC
("Aberdeen").  The individuals identified below as the Fund's portfolio managers have been managing U.S. tax-exempt assets since 1979.

AAMI  manages the Fund using a team  approach.  The  following  individuals  are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

Gary W. Bartlett,  CFA. Mr.  Bartlett is the Chief  Investment  Officer of AAMI;
prior thereto,  he was a Managing  Director and the Chief Investment  Officer of
Deutsche Investment Management Americas ("DIMA"), which he joined in 1992.

Warren A. Davis. Mr. Davis is a Senior Portfolio Manager of AAMI; prior thereto, he was a Managing Director of DIMA, which he joined in 1995.

Thomas J. Flaherty.  Mr. Flaherty is a Senior  Portfolio  Manager of AAMI; prior thereto, he was a Managing Director of DIMA, which he joined in 1995.

J. Christopher Gagnier. Mr. Gagnier is a Senior Portfolio Manager of AAMI; prior thereto, he was a Managing Director of DIMA, which he joined in 1997.

William T.  Lissenden.  Mr.  Lissenden  is a  Portfolio  Manager of AAMI;  prior thereto,  he was a Director of DIMA, which he joined in 2002. From 2000 to 2002,
Mr. Lissenden was a fixed income  strategist and director of research at Conseco
Capital Management.

Daniel R. Taylor,  CFA. Mr. Taylor is a Senior Portfolio  Manager of AAMI; prior thereto, he was a Managing Director of DIMA, which he joined in 1998.

Timothy C. Vile. Mr. Vile is a Senior Portfolio  Manager of AAMI; prior thereto, he was a Managing Director of DIMA, which he joined in 1991.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Please see the Appendix to this prospectus for supplemental performance relating to AAMI.

AAMI provides  investment  management  and  administrative  services to U.S. and
Canadian registered investment companies, a variety of private funds, as well as a diverse range of institutional  clients.  As of December 2, 2005, AAMI managed approximately $23.5 billion in assets.  Aberdeen is a United Kingdom corporation that is the parent company of an asset management  group managing  approximately
$125 billion of assets,  as of December 2, 2005,  for pension  funds,  financial
institutions,   investment  trusts,  unit  trusts,  U.S.  registered  investment companies, offshore funds, charities, and private clients.

Securities Selection

AAMI  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  AAMI believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue's  creditworthiness,  cash flow, and liquidity.

The investment process is driven by security selection. AAMI analyzes the market to identify  bonds that are  considered  to be  undervalued.  AAMI  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when compared  with the market  price.  If a bond's intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

     2. On pages  A-3,  A-6,  and A-14 of the  prospectuses,  references  to the
"Deutsche  Short  Maturity  Composite"  should be replaced  with the "AAMI Short
Maturity  Composite," and the subtitle `Deutsche' on page A-6 should be replaced with `AAMI.'

     3. On page  A-7 of the  prospectuses,  the  sole  paragraph  on the page is deleted and replaced with the following paragraph:

The AAMI Short  Maturity  Composite  includes the  performance of all investment
companies  and  advisory   accounts  with   substantially   similar   investment
objectives,   policies,   and  strategies   advised  by  AAMI.  The  performance
information  presented in the AAMI Short Maturity Composite includes performance data covering the period in which the team of portfolio managers was employed by
DIMA  (i.e.,  prior to December 1,  2005).  During the  periods  indicated,  the
Philadelphia AFI team, which includes the portfolio managers of the MGI US Short
Maturity Fixed Income Fund, had full discretionary  authority over the selection of investments and was primarily  responsible  for the day-to-day  management of the accounts that make up the AAMI Short Maturity Composite.  No other person or persons played a significant role in managing the accounts that make up the AAMI
Short Maturity Composite during the time periods indicated.

                The date of this Supplement is December 13, 2005.